UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2008

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COFFEE HOLDING CO., INC.

(Exact name of registrant as specified in its charter)

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Nevada	001-32491	11-2238111
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4401 First Avenue, Brooklyn, New York 11232-0005
(Address of Principal Executive Office) (Zip Code)

(718) 832-0800
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On September 11, 2008, Coffee Holding Co., Inc. issued a press release disclosing certain information regarding its results of operations for the three and nine months ended July 31, 2008.  A copy of the press release is attached as exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(d)

The following exhibit is furnished with this report:

Exhibit No.

Description

99.1

Coffee Holding Co., Inc. press release dated September 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COFFEE HOLDING CO., INC.

Dated: September 11, 2008	By:	/s/ ANDREW GORDON
	Name:	Andrew Gordon
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Coffee Holding Co., Inc. press release dated September 11, 2008